UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2025

Bridge Investment Group Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40622	86-2769085
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 East Sego Lily Drive, Suite 400 Salt Lake City, Utah	84070
(Address of Principal Executive Offices)	(Zip Code)

(801) 716-4500

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	BRDG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Merger Agreement

On February 23, 2025, Bridge Investment Group Holdings Inc., a Delaware corporation (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Apollo Global Management, Inc., a Delaware corporation (“Parent”), Bridge Investment Group Holdings LLC, a Delaware limited liability company and subsidiary of the Company (“OpCo”), Aspen PubCo Merger Sub I, Inc., a Delaware corporation and a wholly-owned, direct subsidiary of Parent (“Merger Sub Inc.”), Aspen Second Merger Sub, LLC, a Delaware limited liability company and wholly-owned subsidiary of Parent (“Merger Sub LLC” and, together with Merger Sub Inc., the “Merger Subs”) and, solely for purposes of Section 6.16 thereof, Adam O’Farrell as the OpCo Representative. The Merger Agreement provides, among other things, that, on the terms and subject to the conditions set forth therein, Merger Sub Inc. will be merged with and into the Company with the Company surviving such merger as a wholly owned subsidiary of Parent (the “Corporate Merger”), and Merger Sub LLC will be merged with and into OpCo with OpCo surviving such merger as the surviving limited liability company and a wholly-owned subsidiary of Parent (the “LLC Merger” and, together with the Corporate Merger, the “Mergers,” and the Mergers, collectively with all other transactions contemplated by the Merger Agreement, the “Transactions”). Each capitalized term used herein but not otherwise defined has the meaning given to it in the Merger Agreement.

The Corporate Merger will become effective at the time the Certificate of Merger has been filed with the Delaware Secretary of State or at such later effective time and date that is agreed to by Parent and the Company and specified in the Certificate of Merger (the “Effective Time”), and the LLC Merger will become effective at the time the LLC Certificate of Merger has been filed with the Delaware Secretary of State or at such later effective time and date that is agreed to by Parent and the Company and specified in the LLC Certificate of Merger (the “LLC Merger Effective Time”).

The Company’s board of directors (the “Board”), acting on the unanimous recommendation of a special committee of the Board, comprised solely of independent directors and established by the Board for the purpose of reviewing, evaluating and negotiating strategic opportunities for the Company (the “Special Committee”), by a unanimous vote of the directors present and voting, approved the terms of the Merger Agreement and the Transactions and recommended the approval of the Merger Agreement and the Transactions by the Company’s stockholders. The Board, acting on the unanimous recommendation of the Special Committee, also instructed that the Company, as the manager of OpCo (the “Manager”), approve the Merger Agreement and the Transactions, and the Manager has approved the Merger Agreement and the Transactions accordingly.

Effect of Corporate Merger on Capital Stock

On the terms and subject to the conditions set forth in the Merger Agreement, at the Effective Time, (i) each share of Class A common stock, $0.01 par value per share, of the Company (the “Class A Common Stock”) issued and outstanding immediately prior to the Effective Time (but excluding any shares of Company Common Stock that are owned directly by Parent, Merger Sub Inc. or any of their subsidiaries immediately prior to the Effective Time or held in treasury of the Company) shall be cancelled and extinguished and automatically converted into and shall thereafter represent the right to receive from Parent a number of validly issued, fully paid and nonassessable shares of Parent common stock equal to 0.07081 (the “Class A Exchange Ratio”) and cash in lieu of fractional shares of Parent common stock, if any, in each case, in accordance with the procedures set forth in the Merger Agreement and without interest (the “Class A Corporate Merger Consideration”), payable to the holder thereof, without interest, in accordance with the terms of the Merger Agreement, (ii) each share of Class B common stock, $0.01 par value per share, of the Company (the “Class B Common Stock,” and together with the Class A Common Stock, the “Company Common Stock”) issued and outstanding immediately prior to the Effective Time shall, by virtue of the Corporate Merger, and without any action on the part of the holder thereof (but excluding any shares of Company Common Stock that are owned directly by Parent, Merger Sub Inc. or any of their subsidiaries immediately prior to the Effective Time or held in treasury of the Company), be cancelled and extinguished and automatically converted into and shall thereafter represent the right to receive from Parent a number of validly issued, fully paid and nonassessable shares of Parent common stock equal to 0.00006 (subject to such adjustments as may be required to ensure that the value of the Class B Corporate Merger Consideration received at the Effective Time in respect of one share of Class B Common Stock does not exceed $0.01, the “Class B Exchange Ratio”), and cash in lieu of fractional shares of Parent common stock, if any, in each case, in accordance with the procedures set forth in the Merger Agreement and without interest (the

“Class B Corporate Merger Consideration,” and together with the Class A Corporate Merger Consideration, the “Corporate Merger Consideration”), payable to the holder thereof, without interest, in accordance with the terms of the Merger Agreement, and (iii) each issued and outstanding share of common stock, par value $0.01 per share, of Merger Sub Inc. issued and outstanding immediately prior to the Effective Time shall be converted into and become one fully paid and non-assessable share of common stock, par value $0.01 per share, of the Surviving Corporation.

Effect of LLC Merger on OpCo Units

On the terms and subject to the conditions set forth in the Merger Agreement, at the LLC Merger Effective Time, (i) each OpCo Class A Common Unit issued and outstanding immediately prior to the LLC Merger Effective Time (but excluding any OpCo Units that are owned directly by Parent, Merger Sub LLC or any of their subsidiaries, OpCo Units that are held in treasury of OpCo immediately prior to the LLC Merger Effective Time, OpCo Class A Common Units that are owned directly by the Company and OpCo Class A Common Units that are exchanged into shares of Company Class A Common Stock as permitted by the Merger Agreement and the operating agreement of OpCo) shall be cancelled and extinguished and automatically converted into and shall thereafter represent the right to receive from Parent that number of validly issued, fully paid and nonassessable shares of Parent common stock equal to the Class A Exchange Ratio and cash in lieu of fractional shares of Parent common stock, if any, in each case, in accordance with the procedures set forth in the Merger Agreement and without interest (such shares, the “LLC Merger Consideration”), payable to the holder thereof, without interest, in accordance with the terms of the Merger Agreement, (ii) each OpCo Class B Common Unit issued and outstanding immediately prior to the LLC Merger Effective Time shall, by virtue of the LLC Merger, and without any action on the part of the holder thereof, be cancelled and retired without any conversion thereof and shall cease to exist and no payment shall be made in respect thereof and (iii) each OpCo Class A Common Unit owned directly by the Company shall be unaffected by the LLC Merger and shall remain outstanding as Class A Common Units of the Surviving LLC held by the Company.

Treatment of Company Stock Awards and Unvested OpCo Class A Common Units

On the terms and subject to the conditions set forth in the Merger Agreement, effective as of immediately prior to the Effective Time, automatically and without any action on the part of the holders thereof or the Company or its subsidiaries, (i) each Company RSU Award that is outstanding and unvested as of immediately prior to the Effective Time shall be converted into a number of restricted stock units of Parent with respect to shares of Parent common stock (“Parent RSU Award”) (rounded down to the nearest whole share of Parent common stock), subject to the same terms and conditions as were applicable to such Company RSU Award immediately prior to the Effective Time, equal to (x) the Class A Exchange Ratio multiplied by (y) the number of shares of Company Class A Common Stock subject to such Company RSU Award immediately prior to the Effective Time, and (ii) each Company Restricted Stock Award (or portion thereof) that is outstanding and unvested as of immediately prior to the Effective Time shall be converted into an award of restricted shares of Parent common stock (“Parent Restricted Stock Award”) (rounded down to the nearest whole share of Parent common stock), subject to the same terms and conditions as were applicable to such Company Restricted Stock Award immediately prior to the Effective Time, equal to (x) the Class A Exchange Ratio multiplied by (y) the number of shares of Company Class A Common Stock subject to such Company Restricted Stock Award immediately prior to the Effective Time, and cash in lieu of fractional shares of Parent common stock, if any, in each case, in accordance with the procedures set forth in the Merger Agreement and without interest; provided, that, outstanding and unvested Company Restricted Stock Awards that are held by non-employee directors of the Company shall become fully vested as of immediately prior to the Effective Time and shall be converted into the right to receive the Corporate Merger Consideration as provided in the Merger Agreement.

On the terms and subject to the conditions set forth in the Merger Agreement, effective as of immediately prior to the LLC Merger Effective Time, automatically and without any action on the part of the holder thereof or the Company or its subsidiaries, each award of OpCo Class A Common Units (“OpCo Class A Award”) that is outstanding and unvested as of immediately prior to the LLC Merger Effective Time shall be converted into an award of restricted shares of Parent common stock (“Parent OpCo Stock Award”) (rounded down to the nearest whole share of Parent common stock), subject to the same terms and conditions as were applicable to such unvested OpCo Class A Award immediately prior to the LLC Merger Effective Time, equal to (i) the Class A Exchange Ratio multiplied by (ii) the number of shares of OpCo Class A Common Units subject to such OpCo Class A Award immediately prior to the LLC Merger Effective Time, and cash in lieu of fractional shares of Parent common stock, if any, in each case, in accordance with the procedures set forth in the Merger Agreement and without interest (the “OpCo Unit Consideration”).

Post-Closing Governance

On the terms and subject to the conditions set forth in the Merger Agreement, (i) from and after the Effective Time, the officers of the Company immediately prior to the Effective Time (unless otherwise determined by Parent in its sole discretion) shall be the officers of the Surviving Corporation and the directors of Merger Sub Inc. immediately prior to the Effective Time shall be the directors of the Surviving Corporation and (ii) from and after the LLC Merger Effective Time, the officers of OpCo immediately prior to the LLC Merger Effective Time (unless otherwise determined by Parent in its sole discretion) shall be the officers of the Surviving LLC.

Representations, Warranties and Covenants

The Merger Agreement contains certain customary representations and warranties made by each party, relating to, among other things, their respective businesses and public filings, in each case, generally subject to materiality qualifiers and qualified by the confidential disclosures provided to the other parties in connection with the Merger Agreement, as well as matters included in the Company’s or Parent’s, as applicable, reports filed with the Securities and Exchange Commission (the “SEC”) prior to the date of the Merger Agreement. Parent, the Company and OpCo have agreed to various customary covenants, including (i) covenants regarding the conduct of the Company’s or Parent’s, as applicable, business prior to the closing, (ii) covenants regarding obtaining certain third party consents in connection with the Transactions, (iii) covenants regarding obtaining any required regulatory approvals for the Transactions, (iv) covenants requiring the Company to recommend that its stockholders approve the Merger Agreement, subject to the exceptions set forth therein, (v) certain restrictions on the Company’s ability to solicit alternative acquisition proposals from third parties, and/or to provide information to third parties and to engage in discussions with third parties, in each case, in connection with alternative acquisition proposals, subject to the exceptions set forth therein and (vi) restrictions on the Company’s ability to pay any dividends or other distribution (other than tax distributions required to be made pursuant to the operating agreement of OpCo and which are consistent with past practice).

Conditions to the Mergers

The consummation of the Transactions is subject to certain customary conditions, including (i) approval of the Transactions by the affirmative vote of the holders representing at least a majority of the aggregate voting power of the outstanding shares of Company Common Stock entitled to vote in accordance with the General Corporation Law of the State of Delaware, voting together as a single class (the “Required Company Stockholder Approval”), (ii) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (iii) the accuracy of each party’s representations and warranties (subject to customary materiality qualifiers), (iv) each party’s compliance with its covenants and agreements contained in the Merger Agreement in all material respects, (v) the revenue run-rate for all Company clients (other than non-consenting clients) shall not be less than 85% of the revenue run-rate for all Company clients as of December 31, 2024, (vi) certain pre-closing restructuring activities shall have been completed, (vii) the effectiveness of the registration statement to be filed by Parent with the SEC pursuant to the Merger Agreement, (viii) the approval for listing on the New York Stock Exchange of the shares of the Parent common stock to be issued as merger consideration in connection with the Mergers, subject to official notice of issuance, (ix) the Second A&R Tax Receivable Agreement (as defined below) remaining in full force and effect, and (x) other customary conditions specified in the Merger Agreement. The consummation of the Transactions would occur on the date which is two (2) business days after the satisfaction or waiver of the conditions to closing or if such date is within five (5) business days prior to the first business day of a month, on such first business day. However, the consummation of the Transactions may not occur prior to the date that is six (6) months following the date of the Merger Agreement without the consent of Parent.

Termination Rights and Fee

The Merger Agreement may be terminated by either the Company or Parent under certain circumstances, including (i) by mutual written agreement of the Company (acting upon the direction the Special Committee) and Parent, (ii) if the Closing has not occurred on or before the twelve month anniversary following the date of the Merger Agreement (the “End Date”), (iii) if a court or other governmental entity has issued a final and non-appealable order prohibiting the closing of the Transactions, (iv) if the Company fails to obtain the Required Company Stockholder Approval, or (v) upon a material uncured breach by the other party that would result in a failure of the conditions to the closing to be satisfied, subject to the conditions specified in the Merger Agreement. In addition, prior to obtaining the Required Company Stockholder Approval, the Company (acting upon the direction of the Special Committee) may terminate the Merger Agreement, subject to the payment of a termination fee, in order to enter into an agreement for a Superior Proposal, and Parent may terminate the Merger Agreement if the Board (acting upon the direction of the Special Committee) makes an adverse recommendation change.

The Company will be required to pay Parent a termination fee of $45,000,000 in the following circumstances: (i) if Parent terminates the Merger Agreement due to an adverse recommendation change; (ii) if the Company terminates the Merger Agreement in order to enter into a definitive agreement with respect to a Superior Proposal; or (iii) if either party terminates the Merger Agreement because (A)(1) the Mergers shall not have been consummated prior to the End Date, (2) the Required Company Stockholder Approval has not been obtained at a stockholder meeting duly convened therefor, or (3) there has been a material uncured breach by the Company that would result in a failure of the conditions to the closing to be satisfied, subject to the conditions specified in the Merger Agreement, and (B)(1) an acquisition proposal shall have been publicly made and proposed prior to the Company stockholder meeting and shall not have been withdrawn (solely for (A)(2) above) or shall have been communicated to the Company (solely for (A)(1) or (A)(2) above), and (2) within 12 months after the date of the termination of the Merger Agreement the Company enters into a definitive agreement for the consummation of such acquisition proposal or an acquisition proposal is consummated.

The foregoing description of the Merger Agreement, the Mergers and the other Transactions is not complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about Parent or the Company. The representations, warranties and covenants in the Merger Agreement were made solely for the benefit of the parties to the Merger Agreement and as of specific dates; are subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and are subject to standards of materiality applicable to the contracting parties that may differ from those applicable to investors. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement may be subject to important qualifications and limitations agreed to by Parent and the Company in connection with the negotiated terms of the Merger Agreement. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement. Further, the Merger Agreement should not be read alone but instead should be read in conjunction with the other information regarding the Merger Agreement, the Transactions, Parent, the Company, their respective affiliates and their respective businesses that is or will be contained in, or incorporated by reference into, the proxy statement that will be filed with the SEC, as well as in the Forms 10-K, Forms 10-Q and other filings that Parent or the Company files or furnishes with the SEC.

A&R Tax Receivable Agreement

Concurrently with the execution of the Merger Agreement and as a condition to Parent’s entry into the Merger Agreement, the Company, OpCo and certain beneficiaries party to the Amended and Restated Tax Receivable Agreement (the “TRA Members”), dated as of January 1, 2022 (the “Existing Tax Receivable Agreement”), entered into a Second Amended and Restated Tax Receivable Agreement with Parent (the “Second A&R Tax Receivable Agreement”), which will become effective immediately prior to the Effective Time and provides, among other things, that, (i) the TRA Members will forego the acceleration of certain payments that would otherwise have been payable to the TRA Members by the Company as a result of the Transactions, (ii) following the consummation of the Mergers, the utilization of the tax attributes covered by the Second A&R Tax Receivable Agreement and corresponding payments to which the TRA Members are entitled will be made by reference to Parent’s consolidated group’s tax liability, and (iii) no accelerated payments will be due in connection with any future change of control of Parent or any material breach by Parent of the Second A&R Tax Receivable Agreement. The Second A&R Tax Receivable Agreement will automatically terminate in the event the Merger Agreement is terminated in accordance with its terms. The foregoing description of the Second A&R Tax Receivable Agreement is not complete and is subject to, and qualified in its entirety by reference to, the full text of the Second A&R Tax Receivable Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On February 24, 2025, Parent and the Company jointly issued a press release in connection with the Transactions. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and the information contained therein is incorporated by reference into this Item 7.01.

The information contained in the press release and Exhibit 99.1 is being furnished, not filed, pursuant to this Item 7.01. Accordingly, such information will not be incorporated by reference into any filing filed by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, unless specifically identified therein as being incorporated by reference therein. The furnishing of the information in this Current Report on Form 8-K with respect to the press release and Exhibit 99.1 is not intended to, and does not, constitute a determination or admission by the Company that such information is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

Item 8.01	Other Events.

Voting Agreements

Concurrently with the execution of the Merger Agreement, each of Robert Morse, Dean Allara, Jonathan Slager, and Adam O’Farrell and certain of their respective affiliates (collectively, the “Specified Stockholders”) entered into separate voting agreements (each, a “Voting Agreement,” and collectively, the “Voting Agreements”) with the Company, OpCo, Parent and the Merger Subs, whereby each Specified Stockholder agreed, among other things, to vote their respective shares of Company Common Stock and OpCo Units currently beneficially owned or thereafter acquired by such Specified Stockholder, in each case, (i) in favor of the adoption of the Merger Agreement and the Transactions, (ii) in favor of the approval of any proposal to adjourn the Company stockholder meeting to a later date if there are not sufficient affirmative votes (in person or by proxy) to obtain the Required Company Stockholder Approval on the date on which such meeting is held, (iii) against any acquisition proposal or any proposal or action that would reasonably be expected to prevent, materially delay or materially impede the consummation of the Mergers, and (iv) in favor of any other matter or action necessary for the consummation of the Mergers. As of the date hereof, the Specified Stockholders collectively control approximately 51.4% of the voting power of the Company Common Stock. Each Voting Agreement will terminate upon the earliest to occur of, among other things, (i) the Effective Time, (ii) the valid termination of the Merger Agreement in accordance with its terms, (iii) the date on which any amendment or modification to the Merger Agreement is effected without the Specified Stockholders’ prior written consent, that (A) diminishes the Corporate Merger Consideration or LLC Merger Consideration to be received by the stockholders of the Company or (B) changes the form in which such consideration is payable to the stockholders of the Company, (iv) the mutual written consent of the parties to such Voting Agreement (including, with respect to the Company, upon the direction of the Special Committee), and (v) the date on which the Special Committee effects an adverse recommendation change in compliance with the Merger Agreement.

The foregoing description of the Voting Agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Form of Voting Agreement, a copy of which is filed as Exhibit 99.2 to this Current Report on Form 8-K and the information contained therein is incorporated by reference into this Item.

Key Individual Agreements

Concurrently with the execution of the Merger Agreement and as a condition to Parent’s entry into the Merger Agreement, each of the Specified Stockholders entered into (i) an offer letter for employment with an affiliate of Parent, (ii) a restrictive covenant agreement with Parent, pursuant to which, among other things, such persons have agreed not to compete with the Company and its subsidiaries for a period of five years following the Closing, subject to customary exceptions, and (iii) a lock-up and release agreement with Parent pursuant to which, among other things, such persons have agreed not to transfer a portion of the shares of Parent common stock received as Merger Consideration pursuant to the Merger Agreement (such shares, the “Locked Up Shares”) for a period of three or four years, as applicable, following the Closing, subject to the release of a portion of the Locked Up Shares on each anniversary of the closing of the Transactions, and subject to certain customary transfer exceptions (the foregoing agreements, collectively, the “Key Individual Agreements”). Each Key Individual Agreement will automatically terminate upon the termination of the Merger Agreement in accordance with its terms.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of February 23, 2025, by and among Bridge Investment Group Holdings Inc., Bridge Investment Group Holdings LLC, Apollo Global Management, Inc., Aspen PubCo Merger Sub I, Inc., Aspen Second Merger Sub, LLC, and solely for purposes of Section 6.16 thereof, Adam O’Farrell.*

10.1	Second Amended and Restated Tax Receivable Agreement, dated as of February 23, 2025, by and among Apollo Global Management Inc., Bridge Investment Group Holdings Inc., Bridge Investment Group Holdings LLC and each of the Members from time to time party thereto.

99.1	Joint Press Release, dated as of February 24, 2025.

99.2	Form of Voting Agreement, dated as of February 23, 2025, by and among Bridge Investment Group Holdings Inc., Bridge Investment Group Holdings LLC, Apollo Global Management, Inc., Aspen PubCo Merger Sub I, Inc., Aspen Second Merger Sub, LLC and the applicable Specified Stockholders.

Exhibit 104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

*	Schedules (or similar attachments) have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule will be furnished to the SEC upon request.

Statement Regarding Forward-Looking Information

This Current Report on Form 8-K contains statements regarding Parent, the Company, the proposed transactions and other matters that are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include, but are not limited to, discussions related to the proposed transaction between Parent and the Company, including statements regarding the benefits of the proposed transaction and the anticipated timing and likelihood of completion of the proposed transaction, and information regarding the businesses of Parent and the Company, including Parent’s and the Company’s objectives, plans and strategies for future operations, statements that contain projections of results of operations or of financial condition and all other statements other than statements of historical fact that address activities, events or developments that Parent and the Company intends, expects, projects, believes or anticipates will or may occur in the future. Such statements are based on management’s beliefs and assumptions made based on information currently available to management. All statements in this communication, other than statements of historical fact, are forward-looking statements that may be identified by the use of the words “outlook,” “indicator,” “may,” “will,” “should,” “expects,” “plans,” “seek,” “anticipates,” “plan,” “forecasts,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions, but not all forward- looking statements include such words. These forward-looking statements are subject to certain risks, uncertainties and assumptions, many of which are beyond the control of Parent and the Company, that could cause actual results and performance to differ materially from those expressed in such forward-looking statements. Factors and risks that may impact future results and performance include, but are not limited to, those factors and risks described under the section entitled “Risk Factors” in Parent’s and the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and such reports that are subsequently filed with the Securities and Exchange Commission (the “SEC”).

The forward-looking statements are subject to certain risks, uncertainties and assumptions, which include, but are not limited to, and in each case as a possible result of the proposed transaction on each of Parent and the Company: the ultimate outcome of the proposed transaction between Parent and the Company, including the possibility that the Company’s stockholders will not adopt the merger agreement in respect of the proposed transaction; the effect of the announcement of the proposed transaction; the ability to operate Parent’s and the Company’s respective businesses, including business disruptions; difficulties in retaining and hiring key personnel and employees; the ability to maintain favorable business relationships with customers and other business partners; the terms and timing of the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement and the proposed transaction; the anticipated or actual tax treatment of the proposed transaction; the ability to satisfy closing conditions to the completion of the proposed transaction (including the adoption of the merger agreement in respect of the proposed transaction by the Company’s stockholders); other risks related to the completion of the proposed transaction and actions related thereto; the ability of Parent and the Company to integrate the businesses successfully and to achieve anticipated synergies and value creation from the proposed transaction; global market, political and economic conditions, including in the markets in which Parent and the Company operate; the ability to secure government regulatory approvals on the terms expected, at all or in a timely manner; the global macro-economic environment, including headwinds caused by inflation, rising interest rates, unfavorable currency exchange rates, and potential recessionary or depressionary conditions; cyber-attacks, information security and data privacy; the impact of public health crises, such as pandemics and epidemics and any related company or government policies and actions to protect the health and safety of individuals or government policies or actions to maintain the functioning of national or global economies and markets; litigation and regulatory proceedings, including any proceedings that may be instituted against Parent or the Company related to the proposed transaction; and disruptions of Parent’s or the Company’s information technology systems.

These risks, as well as other risks related to the proposed transaction, will be included in the Registration Statement (as defined below) and Joint Proxy Statement/Prospectus (as defined below) that will be filed with the SEC in connection with the proposed transaction. While the list of factors presented here is, and the list of factors to be presented in the Registration Statement and Joint Proxy Statement/Prospectus are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Other unknown or unpredictable factors also could have a material adverse effect on Parent’s and the Company’s business, financial condition, results of operations and prospects. Accordingly, readers should not place undue reliance on these forward-looking statements. These forward-looking statements are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Except as required by applicable law or regulation, neither Parent nor the

Company undertakes (and each of Parent and the Company expressly disclaim) any obligation and do not intend to publicly update or review any of these forward-looking statements, whether as a result of new information, future events or otherwise.

No Offer or Solicitation

This Current Report on Form 8-K is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

Additional Information Regarding the Transaction and Where to Find It

This Current Report on Form 8-K is being made in respect of the proposed transaction between Parent and the Company. In connection with the proposed transaction, Parent intends to file with the SEC a registration statement on Form S-4, which will constitute a prospectus of Parent for the issuance of Parent common stock (the “Registration Statement”) and which will also include a proxy statement of the Company for the Company stockholder meeting (together with any amendments or supplements thereto, and together with the Registration Statement, the “Joint Proxy Statement/Prospectus”). Each of Parent and the Company may also file other relevant documents with the SEC regarding the proposed transaction. This document is not a substitute for the Registration Statement or Joint Proxy Statement/Prospectus or any other document that Parent or the Company may file with the SEC. The definitive Joint Proxy Statement/Prospectus (if and when available) will be mailed to stockholders of the Company.

INVESTORS ARE URGED TO READ IN THEIR ENTIRETY THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors will be able to obtain free copies of the Registration Statement and Joint Proxy Statement/Prospectus (if and when available) and other documents containing important information about Parent, the Company and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with, or furnished to, the SEC by Parent will be available free of charge by accessing the Investor Relations section of Parent’s website at https://ir.apollo.com. Copies of the documents filed with, or furnished to, the SEC by the Company will be available free of charge by accessing the Investor Relations section of the Company’s website at https://www.bridgeig.com. The information included on, or accessible through, Parent’s or the Company’s website is not incorporated by reference into this communication.

Participants in the Solicitation

Parent, the Company, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the proposed transaction. Information about the directors and executive officers of Parent, including a description of their direct or indirect interests, by security holdings or otherwise, is contained in its Proxy Statement on Schedule 14A, dated April 26, 2024 (the “Apollo Annual Meeting Proxy Statement”), which is filed with the SEC. Any changes in the holdings of Parent’s securities by Parent’s directors or executive officers from the amounts described in the Apollo Annual Meeting Proxy Statement have been or will be reflected in Initial Statements of Beneficial Ownership of Securities on Form 3 (“Form 3”), Statements of Changes in Beneficial Ownership on Form 4 (“Form 4”) or Annual Statements of Changes in Beneficial Ownership of Securities on Form 5 (“Form 5”) subsequently filed with the SEC and available at the SEC’s website at www.sec.gov. Information about the directors and executive officers of the Company, including a description of their direct or indirect interests, by security holdings or otherwise, is contained in its Proxy Statement on Schedule 14A, dated March 21, 2024 (the “Company Annual Meeting Proxy Statement”), which is filed with the SEC. Any changes in the holdings of the Company’s securities by the Company’s directors or executive officers from the amounts described in the Company Annual Meeting Proxy Statement have been or will be reflected on Forms 3, Forms 4 or Forms 5, subsequently filed with the SEC and available at the SEC’s website at www.sec.gov. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Registration Statement and the Joint Proxy Statement/Prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors should read the Registration Statement and the Joint Proxy Statement/Prospectus carefully when available before making any voting or investment decisions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGE INVESTMENT GROUP HOLDINGS INC.

	By:	/s/ Jonathan Slager
	Name:	Jonathan Slager
	Title:	Chief Executive Officer

Date: February 24, 2025